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                                 EXHIBIT 23.3
                                 ------------

                            BRICKER & MELTON, P.A.

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We hereby consent to the incorporation by reference of our report dated February 7, 1997, relating to the financial statements of Lanier Bank & Trust Company, in the Registration Statement on Form S-4 and Proxy Statement/Prospectus, and to the reference to our firm therein under the caption "Experts."


                                                /s/ Bricker & Melton, P.A.
                                                -----------------------------


Duluth, Georgia
February 12, 1998